Exhibit 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by refernce in this Form S-8 Registration Statement of our report dated January 19, 1994, included in Illinois
Central Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.




                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
February 15, 1995









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